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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                               Amendment No. 1 to
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 10, 1997


                        Millennium Pharmaceuticals, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            0-28494                                      04-3177038
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   (Commission File Number)                    (IRS Employer Identification No.)


640 Memorial Drive, Cambridge, Massachusetts                       02139
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 (Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (617) 679-7000
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                                      None
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          (Former name or former address, if changed since last report)





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Item 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On February 10, 1997, Millennium Pharmaceuticals, Inc. ("Millennium") acquired (the "Acquisition") all of the issued capital stock of ChemGenics Pharmaceuticals Inc., a Delaware corporation ("ChemGenics"), by means of a merger of CPI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Millennium (the "Transitory Subsidiary"), with and into ChemGenics. The Acquisition took place pursuant to the terms of an Agreement and Plan of Merger, dated as of January 20, 1997 (the "Merger Agreement"), among Millennium, the Transitory Subsidiary and ChemGenics. Under the terms of the Merger Agreement, the stockholders of ChemGenics received an aggregate of 4,783,688 shares of Millennium's Common Stock, $.001 par value ("Millennium Common Stock") in exchange for their capital stock. In addition, each outstanding option to purchase a share of Common Stock, $.001 par value of ChemGenics ("ChemGenics Common Stock") was exchanged for an option to purchase
0.2374 shares of Millennium Common Stock at an exercise price equal to the exercise price prior to the Acquisition divided by 0.2374. Warrants to purchase an aggregate of 177,083 shares of Series A Convertible Preferred Stock, $.01 par value, of ChemGenics and a warrant to purchase up to 4,896,335 shares of ChemGenics Common Stock were surrendered for payments of $511,000 and $1,000,000, respectively. The consideration for the capital stock, options and warrants of ChemGenics was determined by arm's length negotiation between the parties as to the fair market value of ChemGenics as a going concern.

         ChemGenics is located in Cambridge, Massachusetts and is in the business of antifungal and antibacterial drug discovery.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

         The following audited financial statements of ChemGenics, together with the report thereon manually signed by Arthur Andersen LLP, appear as Exhibit
99.3 to this report and are incorporated herein by reference.

                  Report of Independent Public Accountants

                  Balance Sheets as of December 31, 1995 and 1996

                  Statements of Operations for the Years Ended December 31, 1994, 1995 and 1996

                  Statements of Stockholders' Equity (Deficit) for the Years Ended December 31, 1994, 1995 and 1996

                  Statements of Cash Flows for the Years Ended December 31, 1994, 1995 and 1996



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                  Notes to Financial Statements


         (b)      Pro Forma Financial Information.

         The following unaudited pro forma combined financial statements appear as Exhibit 99.4 to this report and are incorporated herein by reference:

                  Unaudited Pro Forma Combined Condensed Balance Sheet at December 31, 1996

                  Notes to Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 1996

                  Unaudited Combined Condensed Statement of Operations for the year ended December 31, 1996

                  Notes to Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1996

         (c)      Exhibits.

         See Exhibit Index attached hereto.





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             MILLENNIUM PHARMACEUTICALS, INC.
                                             (Registrant)



Date:  April 18, 1997                    By: /s/ Peter J. Courossi
                                            -----------------------------------
                                                Peter J. Courossi
                                                Director of Finance and
                                                Chief Accounting Officer




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                                  EXHIBIT INDEX


* (2) Agreement and Plan of Merger dated January 20, 1997 by and among Millennium Pharmaceuticals, Inc., CPI Acquisition Corp. and ChemGenics Pharmaceuticals Inc. Millennium will furnish supplementally a copy of any omitted Exhibit or Schedule to the Securities and Exchange Commission upon request.

*(99.1)           Press Release dated January 20, 1997.

*(99.2)           Press Release dated February 11, 1997.

 (99.3)  Financial Statements of Business Acquired:

                  Report of Independent Public Accountants

                  Balance Sheets as of December 31, 1995 and 1996

                  Statements of Operations for the Years Ended December 31, 1994, 1995 and 1996

                  Statements of Stockholders' Equity (Deficit) for the Years Ended December 31, 1994, 1995 and 1996

                  Statements of Cash Flows for the Years Ended December 31, 1994, 1995 and 1996

                  Notes to Financial Statements

 (99.4)           Pro Forma Financial Information:

                  Unaudited Pro Forma Combined Condensed Balance Sheet at December 31, 1996

                  Notes to Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 1996

                  Unaudited Combined Condensed Statement of Operations for the year ended December 31, 1996

                  Notes to Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended December 31, 1996


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* Previously filed.